TD WATERHOUSE TRUST

SUPPLEMENT DATED OCTOBER 26, 2004 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 28, 2004

The following supplements the statement of additional information of TD Waterhouse Trust:

Disclosure of Portfolio Holdings

The Board of Trustees of the TD Waterhouse Trust (“the Trust”) has adopted a Trust policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Funds (the “Policy”).

Generally, the Policy limits the dissemination of Fund portfolio holdings information (before the information is made publicly available) to fund service providers where the Trust has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Trust’s investment adviser, sub-adviser (as applicable, with respect to a Fund), fund accountant, custodian, distributor, proxy voting service or any employee or agent of such persons (“Trust Representative”) will (or may) have access to Fund portfolio holdings information on a regular basis (or, as necessary to vote Fund proxies, with respect to the proxy voting service). Trust Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Trust nor a Trust Representative will disclose a Fund’s portfolio holdings information to any person other than in accordance with the Policy. With respect to the proxy voting service, a Fund’s investment adviser (or sub-adviser, as applicable) will provide portfolio holdings information to such service, subject to these conditions. In addition, neither the Trust nor any Trust Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Trust or in other investment companies or accounts managed by TD Waterhouse Asset Management, Inc. or TD Investment Management, Inc., as applicable, or their respective affiliates.

In accordance with the Policy, each Fund’s complete portfolio holdings will be published on the TD Waterhouse website (www.tdwaterhouse.com) as of the end of each month, subject to a 30 day lag between the date of the information and the date on which the information is disclosed. The Trust also will publish on the TD Waterhouse website each Fund’s month-end top ten holdings, again with a 30 day lag time. The Trust may disclose Fund holdings to any person commencing the day after the information is first published on the TD Waterhouse website and the Trust may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The chief compliance officer (CCO) (or his or her designee) is the person who is authorized to disclose Fund portfolio holdings information. Trust and Trust Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.